As filed with the Securities and Exchange Commission on April 30, 2002

Registration Nos.
333-14131
811-07859

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.                              [ ]
Post-Effective Amendment No. 9                           [X]


                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 9                                          [X]

                    (Check appropriate box or boxes)


                              SEPARATE ACCOUNT B
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                       Newport Beach, California  92660
             (Address of Depositor's Principal Executive Offices)

                                (949) 219-3743
             (Depositor's Telephone Number, including Area Code)

                               Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
              (Name and Address of Agent for Service of Process)

                       Copies of all communications to:

          Diane N. Ledger                          Ruth Epstein, Esq.
   Pacific Life Insurance Company                       Dechert
           P.O. Box 9000                          1775 Eye Street, N.W.
Newport Beach, California 92658-9030          Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering ________________________________

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2002 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_] on pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account under Pacific Select Variable Annuity II individual flexible premium variable accumulation deferred annuity contracts.

Filing Fee: None

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
FORM N-4
CROSS REFERENCE SHEET


PART A

Item No.                                  Prospectus Heading

1.  Cover Page                            Cover Page

2.  Definitions                           TERMS USED IN THIS PROSPECTUS

3.  Synopsis                              AN OVERVIEW OF PACIFIC SELECT VARIABLE
                                          ANNUITY II

4.  Condensed Financial Information       YOUR INVESTMENT OPTIONS - Variable
                                          Investment Option Performance;

                                          ADDITIONAL INFORMATION - Financial
                                          Statements

5.  General Description of Registrant,    AN OVERVIEW OF PACIFIC SELECT VARIABLE
    Depositor and Portfolio Companies:    ANNUITY II; PACIFIC LIFE AND THE
                                          SEPARATE ACCOUNT - Pacific Life, -
                                          Separate Account B; YOUR INVESTMENT
                                          OPTIONS - Your Variable Investment
                                          Options, ADDITIONAL INFORMATION -
                                          Voting Rights

6.  Deductions and Expenses               AN OVERVIEW OF PACIFIC SELECT VARIABLE
                                          ANNUITY II; HOW YOUR PAYMENTS ARE
                                          ALLOCATED - Transfers; CHARGES, FEES
                                          AND DEDUCTIONS; WITHDRAWALS - Optional
                                          Withdrawals

7.  General Description of Variable       AN OVERVIEW OF PACIFIC SELECT VARIABLE
    Annuity Contracts                     ANNUITY II; PURCHASING YOUR CONTRACT -
                                          How to Apply for your Contract; HOW
                                          YOUR PAYMENTS ARE ALLOCATED;
                                          RETIREMENT BENEFITS AND OTHER PAYOUTS
                                          - Choosing Your Annuity Option - Your
                                          Annuity Payments, - Death Benefits;
                                          ADDITIONAL INFORMATION - Voting
                                          Rights, - Changes to Your Contract, -
                                          Changes to all Contracts, - Inquiries
                                          and Submitting Forms and Requests -
                                          Timing of Payments and Transactions;
                                          TERMS USED IN THIS PROSPECTUS

8.  Annuity Period                        RETIREMENT BENEFITS AND OTHER PAYOUTS

9.  Death Benefit                         RETIREMENT BENEFITS AND OTHER PAYOUTS
                                          - Death Benefits

10. Purchases and Contract Values         AN OVERVIEW OF PACIFIC SELECT VARIABLE
                                          ANNUITY II; PURCHASING YOUR CONTRACT;
                                          HOW YOUR PAYMENTS ARE ALLOCATED;
                                          PACIFIC LIFE AND THE SEPARATE ACCOUNT
                                          - Pacific Life; THE GENERAL ACCOUNT -
                                          Withdrawals and Transfers

11. Redemptions                           AN OVERVIEW OF PACIFIC SELECT VARIABLE
                                          ANNUITY II; CHARGES, FEES AND
                                          DEDUCTIONS; WITHDRAWALS; ADDITIONAL
                                          INFORMATION -Timing of Payments and
                                          Transactions; THE GENERAL ACCOUNT -
                                          Withdrawals and Transfers

12. Taxes                                 AN OVERVIEW OF PACIFIC SELECT VARIABLE
                                          ANNUITY II; CHARGES, FEES AND
                                          DEDUCTIONS - Premium Taxes;
                                          WITHDRAWALS - Optional Withdrawals, -
                                          Tax Consequences of Withdrawals;
                                          FEDERAL TAX STATUS

13. Legal Proceedings                     Not Applicable

14. Table of Contents of the Statement    CONTENTS OF THE STATEMENT OF
    of Additional Information             ADDITIONAL INFORMATION

PART B

                                          Statement of Additional
Item No.                                  Information Heading

15. Cover Page                            Cover Page

16. Table of Contents                     TABLE OF CONTENTS

17. General Information and History       Not Applicable

18. Services                              Not Applicable

19. Purchase of Securities Being Offered  THE CONTRACTS AND THE SEPARATE
                                          ACCOUNT - Calculating Subaccount Unit
                                          Values, - Systematic Transfer
                                          Programs

20. Underwriters                          DISTRIBUTION OF THE CONTRACT - Pacific
                                          Select Distributors, Inc.

21. Calculation of Performance Data       PERFORMANCE

22. Annuity Payments                      THE CONTRACTS AND THE SEPARATE
                                          ACCOUNT - Variable Annuity Payment
                                          Amounts

23. Financial Statements                  FINANCIAL STATEMENTS

PART C



Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC SELECT

VARIABLE ANNUITY II
                       PROSPECTUS MAY 1, 2002


                       Pacific Select Variable Annuity II (formerly Pacific Innovations) is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Contract is       This Prospectus provides information you should know
not available in       before buying a Contract. It's accompanied by a current
all states. This       Prospectus for the Pacific Select Fund, the Fund that
Prospectus is not      provides the underlying Portfolios for the Variable
an offer in any        Investment Options offered under the Contract. The
state or               Variable Investment Options are funded by Separate
jurisdiction where     Account B of Pacific Life. Please read both
we're not legally      Prospectuses carefully, and keep them for future
permitted to offer     reference.
the Contract.
                       Here's a list of all the Investment Options available
The Contract is        under your Contract:
described in detail
in this Prospectus     VARIABLE INVESTMENT OPTIONS
and its Statement
of Additional          Blue Chip                   International Value
Information
(SAI).The Pacific      Aggressive Growth           Capital Opportunities
Select Fund is
described in its       Emerging Markets            Mid-Cap Growth
Prospectus and its
SAI. No one has the    Diversified Research        Global Growth
right to describe
the Contract or the    Small-Cap Equity            Equity Index
Pacific Select Fund
any differently        International Large-Cap     Small-Cap Index

than they have been
described in these     I-Net Tollkeeper SM         Real Estate
documents.                                          (formerly called REIT)

You should be aware    Financial Services          Inflation Managed
that the Securities
and Exchange           Health Sciences             Managed Bond
Commission (SEC)
has not reviewed       Technology                  Money Market
the Contract and
does not guarantee     Telecommunications          High Yield Bond

that the
information in this    Multi-Strategy              Equity Income


Prospectus is
accurate or            Large-Cap core              Research
complete. It's a        (formerly called
criminal offense to     Equity Income)


say otherwise.
                       Strategic Value             Equity


This Contract is
not a deposit or       Growth LT                   Aggressive Equity


obligation of, or
guaranteed or          Focused 30                  Large-Cap Value


endorsed by, any
bank. It's not         Mid-Cap Value

federally insured
by the Federal
Deposit Insurance      FIXED OPTION
Corporation, the
Federal Reserve        Fixed

Board, or any other
government agency.     You'll find more information about the Contract and
                       Separate Account B in the SAI dated May 1, 2002. The
Investment in a        SAI has been filed with the SEC and is considered to be
Contract involves      part of this Prospectus because it's incorporated by
risk, including        reference. You'll find a table of contents for the SAI
possible loss of       on page 49 of this Prospectus. You can get a copy of
principal.             the SAI without charge by calling or writing to Pacific
                       Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS


An Overview of Pacific Select Variable Annuity II           3
-------------------------------------------------------------
Your Investment Options                                    10
Your Variable Investment Options                           10
Variable Investment Option Performance                     12
Your Fixed Option                                          12
-------------------------------------------------------------
Purchasing Your Contract                                   12
How to Apply for Your Contract                             12
Making Your Investments                                    13
-------------------------------------------------------------
How Your Investments are Allocated                         14
Choosing Your Investment Options                           14
Investing in Variable Investment Options                   14
When Your Investment is Effective                          14
Transfers                                                  14
-------------------------------------------------------------
Charges, Fees and Deductions                               16
Withdrawal Charge                                          16
Premium Taxes                                              17
Annual Fee                                                 18
Waivers and Reduced Charges                                18
Mortality and Expense Risk Charge                          18
Administrative Fee                                         19
Expenses of the Fund                                       19
-------------------------------------------------------------
Retirement Benefits and Other Payouts                      19
Selecting Your Annuitant                                   19
Annuitization                                              19
Choosing Your Annuity Date                                 20
Default Annuity Date and Options                           21
Choosing Your Annuity Option                               22
Your Annuity Payments                                      23
Death Benefits                                             23
-------------------------------------------------------------
Withdrawals                                                26
Optional Withdrawals                                       26
Tax Consequences of Withdrawals                            27
Right to Cancel                                            28
-------------------------------------------------------------
Pacific Life and the Separate Account                      28
Pacific Life                                               28
Separate Account B                                         29
Financial Highlights                                       30
-------------------------------------------------------------
Federal Tax Status                                         33
Taxes Payable by Contract Owners: General Rules            33
Qualified Contracts                                        35
Loans                                                      37
Withholding                                                39
Impact of Federal Income Taxes                             40
Taxes on Pacific Life                                      40
-------------------------------------------------------------
Additional Information                                     40
Voting Rights                                              40
Changes to Your Contract                                   41
Changes to ALL Contracts                                   42
Inquiries and Submitting Forms and Requests                42
Telephone and Electronic Transactions                      43
Electronic Delivery Authorization                          44
Timing of Payments and Transactions                        44
Confirmations, Statements and Other Reports
 to Contract Owners                                        44
Replacement of Life Insurance or Annuities                 45
Sales Commissions                                          45
Financial Statements                                       45
-------------------------------------------------------------
The General Account                                        45
General Information                                        45
Guarantee Terms                                            46
Withdrawals and Transfers                                  46
-------------------------------------------------------------
Terms Used in This Prospectus                              47
-------------------------------------------------------------
Contents of the Statement of Additional
 Information                                               49
-------------------------------------------------------------
Appendix A: State Law Variations                           50
-------------------------------------------------------------
Where to Go for More Information                   Back Cover

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

                       This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract, and the Statement of Additional Information for more detailed information.

                       Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

                       In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Select Variable Annuity II variable annuity contract, unless we state otherwise.

                      ---------------------------------------------------------
Pacific Select         Pacific Select Variable Annuity II is an annuity
Variable Annuity II    contract between you and Pacific Life Insurance
Basics                 Company.

An annuity contract    This Contract is designed for long-term financial
may be appropriate     planning. It allows you to invest money on a tax-
if you're looking      deferred basis for retirement or other goals, and to
for retirement         receive income in a variety of ways, including a series
income or you want     of income payments for life or for a specified period
to meet other long-    of years.
term financial
objectives.            Non-Qualified and Qualified Contracts are available.
                       You buy a Non-Qualified Contract with "after-tax"
This Contract may      dollars. You buy a Qualified Contract under a qualified
not be the right       retirement or pension plan, or an individual retirement
one for you,           annuity or account (IRA), or form thereof.

however, if you
need to withdraw       Pacific Select Variable Annuity II is a variable
money for short-       annuity, which means that the value of your Contract
term needs, because    fluctuates depending on the performance of the
withdrawal charges     Investment Options you choose. The Contract allows you
and tax penalties      to choose how often you make Investments and how much
for early              you add each time.

withdrawal may
apply.                 Your Right to Cancel

You should consider    During the Right to Cancel period, you have the right
the Contract's         to cancel your Contract and return it to us or to your
investment and         registered representative for a refund. The amount
income benefits, as    refunded may be more or less than the Investments
well as its costs.     you've made, depending on the state where you signed
                       your application and the kind of Contract you buy.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

                      ---------------------------------------------------------
The Accumulation       The accumulation phase begins on your Contract Date and
Phase                  continues until your Annuity Date. During the
                       accumulation phase, you can put money in your Contract
The Investment         by making Investments, and choose Investment Options in
Options you choose     which to allocate them. You can also take money out of
and how they           your Contract by making a withdrawal.
perform will affect
the value of your      Investments ("Purchase Payments")
Contract during the
accumulation phase,    Your initial Investment must be at least $5,000 for a
as well as the         Non-Qualified Contract and at least $2,000 for a
amount of your         Qualified Contract. Additional Investments must be at
annuity payments       least $100 for a Non-Qualified Contract and $50 for a
during the income      Qualified Contract. We also call your Investments
phase if you choose    "Purchase Payments".
a variable
annuitization          Investment Options
payout.
                       You can choose from 33 of the Variable Investment
You can ask your       Options (also called Subaccounts), each of which
registered             invests in a corresponding Portfolio of the Pacific
representative to      Select Fund. We're the investment adviser for the
help you choose the    Pacific Select Fund. We oversee the management of all
right Investment       the Fund's Portfolios and manage two of the Portfolios
Options for your       directly. We've retained other portfolio managers to
goals and risk         manage the other Portfolios. The value of each
tolerance.             Portfolio will fluctuate with the value of the
                       investment it holds, and returns are not guaranteed.
You'll find more
about the              You can also choose the Fixed Option which earns a
Investment Options     Guaranteed Interest Rate of at least 3% annually.
starting on page
10.


                       We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.


                       Transferring among Investment Options

You'll find more       You can transfer among Investment Options any time,
about transfers and    subject to certain limitations, until your Annuity Date
transfer               without paying any current income tax. As of January 1,
limitations            2002, and each calendar year thereafter, transfers are
starting on page       limited to 25 for each calendar year. You can also make
14.                    automatic transfers by enrolling in our dollar cost
                       averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.


                       Withdrawals

You'll find more       You can make full and partial withdrawals to supplement
about withdrawals      your income or for other purposes. You can withdraw a
starting on page       certain amount each year without paying a withdrawal
26.                    charge, but you may pay a withdrawal charge if you
                       withdraw Investments that are less than six years old.
                       Some restrictions apply to making withdrawals from the Fixed Option.


                       In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59, a 10% federal penalty tax may also apply to withdrawals.

                      ---------------------------------------------------------
The Income Phase       The income phase of your Contract begins on your
                       Annuity Date. Generally, you can choose to surrender
You'll find more       your Contract and receive a single payment or you can
about annuitization    annuitize your Contract and receive a series of income
starting on page       payments.
19.


                       You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the payments to your designated payee. Income distributions are always taxed to the Owner.


                       If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

                       ---------------------------------------------------------
The Death Benefit      The Contract provides a death benefit upon the first
                       death of an Owner or the death of the last surviving
You'll find more       Annuitant, whichever occurs first, during the
about the death        accumulation phase. Death benefit proceeds are payable
benefit starting on    when we receive proof of death and payment
page 23.               instructions. To whom we pay a death benefit, and how

                       we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II

                       This section of the overview explains the fees and expenses associated with your Pacific Select Variable Annuity II Contract.

For information about how Separate

Account B and Fund    . Contract Expenses are expenses that we deduct from
expenses affect         your Contract. These expenses are fixed under the
accumulation units,     terms of your Contract. Premium taxes may also apply
see Financial           to your Contract. We generally charge premium taxes
                        when you annuitize your Contract, but there may be
Highlights on page      other times when we charge them to your Contract
30.                     instead. Please see your Contract for details.


                      . Separate Account B Annual Expenses are expenses that
                        we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

                      . Pacific Select Fund Annual Expenses affect you if you
                        choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                 --------------------------------------------------------------------
Contract Expenses  Sales charge on Investments                               none
                   Maximum withdrawal charge, as a percentage of
                   Investments                                               7.0%/1/
                   Withdrawal transaction fee (currently waived)           $15.00/2/
                   Transfer fee (currently waived)                         $15.00/3/
                   Annual Fee                                              $30.00/4/

                 --------------------------------------------------------------------
Separate Account   Mortality and Expense Risk Charge                         1.25%/5/
B Annual           Administrative Fee                                        0.15%/5/
Expenses                                                                     -----
(as a percentage   Total Separate Account B Annual Expenses                  1.40%
of the average                                                               =====
daily Account
 Value)

                      /1/ The withdrawal charge may not apply or may be
                          reduced under certain circumstances. See WITHDRAWALS and CHARGES, FEES AND DEDUCTIONS.

                      /2/ In the future, we may charge a fee of up to $15 for
                          any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - Optional Withdrawals.

                      /3/ In the future, we may charge a fee of up to $15 for
                          any transfer over 15 that you make in a Contract Year. See HOW YOUR PAYMENTS ARE ALLOCATED -- Transfers.

                      /4/ We deduct the Annual Fee on each Contract
                          Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

                      /5/ This is an annual rate. The daily rate is calculated
                          by dividing the annual rate by 365.

                      ---------------------------------------------------------
Pacific Select Fund    The Pacific Select Fund pays advisory fees and other
Annual Expenses        expenses. These are deducted from the assets of the
                       Fund's Portfolios and may vary from year to year. They
                       are not fixed and are not part of the terms of your
You'll find more       Contract. If you choose a Variable Investment Option,
about the Pacific      these fees and expenses affect you indirectly because
Select Fund            they reduce Portfolio returns.
starting on page
10, and in the         Advisory Fee
Fund's Prospectus,     Pacific Life is the investment adviser to the Fund. The
which accompanies      Fund pays an advisory fee to us for these services. The
this Prospectus.       table below shows the advisory fee as an annual

                   percentage of each Portfolio's average daily net
                       assets.

                       Other Expenses

                       The table below shows the advisory fee and fund expenses as an annual percentage of each Portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit Fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. For each Portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.


                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.

AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY II




                       -------------------------------------------------------------------------------------
                                                                                     Less
                                                 Advisory Other    12b-1    Total    adviser's     Total net
                       Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                       -------------------------------------------------------------------------------------
                                                         As an annual % of average daily net assets
                       Blue Chip/1/              0.95     0.05     0.04     1.04      --           1.04
                       Aggressive Growth/1/      1.00     0.18     0.06     1.24     (0.08)        1.16
                       Emerging Markets/1/       1.10     0.22     --       1.32      --           1.32
                       Diversified Research/1/   0.90     0.04     0.02     0.96      --           0.96
                       Small-Cap Equity/1/       0.65     0.05     --       0.70      --           0.70
                       International Large-Cap   1.05     0.09     --       1.14      --           1.14
                       I-Net Tollkeeper/2/       1.40     0.07     --       1.47      --           1.47
                       Financial Services/1/     1.10     0.20     0.04     1.34     (0.09)        1.25
                       Health Sciences/1/        1.10     0.11     0.03     1.24     (0.01)        1.23
                       Technology                1.10     0.21     --       1.31     (0.11)        1.20
                       Telecommunications        1.10     0.29     --       1.39     (0.18)        1.21
                       Multi-Strategy/1/         0.65     0.04     0.01     0.70      --           0.70
                       Large-Cap Core/1/         0.65     0.04     0.02     0.71      --           0.71
                        (formerly called Equity
                        Income)
                       Strategic Value           0.95     0.10     --       1.05      --           1.05
                       Growth LT/1/              0.75     0.04     0.03     0.82      --           0.82
                       Focused 30/1/             0.95     0.11     --       1.06      --           1.06
                       Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                       International Value       0.85     0.08     --       0.93      --           0.93
                       Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                       Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                       Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                       Equity Index              0.25     0.04     --       0.29      --           0.29
                       Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                       Real Estate               1.10     0.05     --       1.15      --           1.15
                        (formerly called REIT)
                       Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                       Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                       Money Market              0.33     0.03     --       0.36      --           0.36
                       High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                       Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                       Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                       Equity                    0.65     0.05     --       0.70      --           0.70
                       Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                       Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                       -------------------------------------------------------------------------------------


                       /1/ Total adjusted net expenses for these Portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.






                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.


                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these Portfolios in 2001 because the Portfolios started after December 31, 2001.


                       + The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

                      ---------------------------------------------------------
Examples The following table shows the expenses you would pay on each $1,000 you invested, if at the end of each period, you: annuitized your Contract, surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                       These examples assume the following:

                      . the Contract Value starts at $35,000

                      . the Variable Investment Options have an annual return
                        of 5%

                      . the Annual Fee is deducted for Contract Values less
                        than $50,000, after deducting any outstanding loan and interest

                      . no Annual Fee is deducted for annuitized amounts or
                        Contract Values of $50,000 or more

                       These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                   -------------------------------------------------------------------------------------------------
                                                                                            Expenses if you did not
                                            Expenses if you         Expenses if you         annuitize or surrender,
                                            annuitized              surrendered             but left the money in
                                            your Contract ($)       your Contract ($)       your Contract ($)
                   -------------------------------------------------------------------------------------------------
                   Variable Account         1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs 1 yr 3 yrs 5 yrs 10 yrs
                   -------------------------------------------------------------------------------------------------
                   Blue Chip                 88    77   132   281    88   122   141   281    25    77   132   281
                   -------------------------------------------------------------------------------------------------
                   Aggressive Growth         89    80   137   291    89   125   146   291    26    80   137   291
                   -------------------------------------------------------------------------------------------------
                   Emerging Markets          91    87   147   311    91   132   156   311    28    87   147   311
                   -------------------------------------------------------------------------------------------------
                   Diversified Research      88    75   129   275    88   120   138   275    25    75   129   275
                   -------------------------------------------------------------------------------------------------
                   Small-Cap Equity          85    68   116   249    85   113   125   249    22    68   116   249
                   -------------------------------------------------------------------------------------------------
                   International Large Cap   90    81   139   294    90   126   148   294    27    81   139   294
                   -------------------------------------------------------------------------------------------------
                   I-Net Tollkeeper          93    91   155   326    93   136   164   326    30    91   155   326
                   -------------------------------------------------------------------------------------------------
                   Financial Services        90    83   142   300    90   128   151   300    27    83   142   300
                   -------------------------------------------------------------------------------------------------
                   Health Sciences           90    83   142   300    90   128   151   300    27    83   142   300
                   -------------------------------------------------------------------------------------------------
                   Technology                90    83   142   300    90   128   151   300    27    83   142   300
                   -------------------------------------------------------------------------------------------------
                   Telecommunications        90    84   142   301    90   129   151   301    27    84   142   301
                   -------------------------------------------------------------------------------------------------
                   Multi-Strategy            85    68   116   249    85   113   125   249    22    68   116   249
                   -------------------------------------------------------------------------------------------------
                   Large-Cap Core (formerly called Equity Income)
                                             85    68   116   249    85   113   125   249    22    68   116   249
                   -------------------------------------------------------------------------------------------------
                   Strategic Value           89    79   134   286    89   124   143   286    26    79   134   286
                   -------------------------------------------------------------------------------------------------
                   Growth LT                 86    71   121   260    86   116   130   260    23    71   121   260
                   -------------------------------------------------------------------------------------------------
                   Focused 30                89    79   134   286    89   124   143   286    26    79   134   286
                   -------------------------------------------------------------------------------------------------
                   Mid-Cap Value             87    74   126   270    87   119   135   270    24    74   126   270
                   -------------------------------------------------------------------------------------------------
                   International Value       89    75   128   274    89   120   137   274    26    75   128   274
                   -------------------------------------------------------------------------------------------------
                   Capital Opportunities     89    75   127   272    89   120   136   272    26    75   127   272
                   -------------------------------------------------------------------------------------------------
                   Mid-Cap Growth            88    77   132   281    88   122   141   281    25    77   132   281
                   -------------------------------------------------------------------------------------------------
                   Global Growth             96   100   169   353    96   145   178   353    33   100   169   353
                   -------------------------------------------------------------------------------------------------
                   Equity Index              81    56    96   207    81   101   105   207    18    56    96   207
                   -------------------------------------------------------------------------------------------------
                   Small-Cap Index           84    64   110   237    84   109   119   237    21    64   110   237
                   -------------------------------------------------------------------------------------------------
                   Real Estate (formerly called REIT)
                                             90    82   139   295    90   127   148   295    27    82   139   295
                   -------------------------------------------------------------------------------------------------
                   Inflation Managed         85    67   115   246    85   112   124   246    22    67   115   246
                   -------------------------------------------------------------------------------------------------
                   Managed Bond              85    66   114   244    85   111   123   244    22    66   114   244
                   -------------------------------------------------------------------------------------------------
                   Money Market              82    58    99   215    82   103   108   215    19    58    99   215
                   -------------------------------------------------------------------------------------------------
                   High Yield Bond           84    66   113   243    84   111   122   243    21    66   113   243
                   -------------------------------------------------------------------------------------------------
                   Equity Income             89    79   134   286    89   124   143   286    26    79   134   286
                   -------------------------------------------------------------------------------------------------
                   Research                  89    80   137   291    89   125   146   291    26    80   137   291
                   -------------------------------------------------------------------------------------------------
                   Equity                    85    68   117   250    85   113   126   250    22    68   117   250
                   -------------------------------------------------------------------------------------------------
                   Aggressive Equity         87    73   125   268    87   118   134   268    24    73   125   268
                   -------------------------------------------------------------------------------------------------
                   Large-Cap Value           87    74   126   269    87   119   135   269    24    74   126   269
                   -------------------------------------------------------------------------------------------------


                       The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. Premium taxes may also be applicable. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS, and Pacific Select Fund Annual Expenses in this Prospectus and see the Fund's SAI.

                            YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.



PORTFOLIO                INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                   MAIN INVESTMENTS                       MANAGER

Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of smaller and       Capital Guardian
                         capital.                  medium-sized companies.                Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called        capital and income.       paying U.S. companies.                 Investment
 Equity Income)                                                                           Management Inc.

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC


PORTFOLIO              INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
                                                 MAIN INVESTMENTS                       MANAGER
Mid-Cap Value          Capital appreciation.     Equity securities of medium-sized U.S. Lazard Asset
                                                 companies believed to be undervalued.  Management

International Value    Long-term capital         Equity securities of relatively large  Lazard Asset
                       appreciation primarily    companies located in developed         Management
                       through investment in     countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of       Equity securities with the potential   MFS Investment
                       capital.                  for long-term growth of capital.       Management

Mid-Cap Growth         Long-term growth of       Equity securities of medium-sized      MFS Investment
                       capital.                  companies believed to have above-      Management
                                                 average growth potential.

Global Growth          Long-term growth of       Equity securities of any size located  MFS Investment
                       capital.                  within and outside of the U.S.         Management

Equity Index           Investment results that   Equity securities of companies that    Mercury Advisors
                       correspond to the total   are included in or representative of
                       return of common stocks   Standard & Poor's 500 Composite Stock
                       publicly traded in the    Price Index (including derivatives).
                       U.S.

Small-Cap              Investment results that   Equity securities of small companies   Mercury Advisors
 Index                 correspond to the total   that are included in or representative
                       return of an index of     of the Russell 2000 Index (including
                       small capitalization      derivatives).
                       companies.

Real Estate            Current income and long-  Equity securities of companies in the  Morgan Stanley
 (formerly             term capital              U.S. real estate industry, including   Asset Management
 called REIT)          appreciation.             real estate investment trusts (REITs)
                                                 on real estate operating companies
                                                 (REOCs).

Inflation              Maximize total return     Inflation-indexed bonds of varying     Pacific
 Managed               consistent with prudent   maturities issued by the U.S. and non  Investment
                       investment management.    U.S. governments, their agencies and   Management
                                                 government sponsored enterprises, and  Company LLC
                                                 corporations, forward contracts and
                                                 derivative instruments relating to
                                                 such securities.

Managed Bond           Maximize total return     Medium and high-quality fixed income   Pacific
                       consistent with prudent   securities with varying terms to       Investment
                       investment management.    maturity and derivatives relating      Management
                                                 to such securities or related          Company
                                                 indices.                               LLC

Money Market           Current income consistent Highest quality money market           Pacific Life
                       with preservation of      instruments believed to have limited
                       capital.                  credit risk.

High Yield             High level of current     Fixed income securities with lower and Pacific Life
 Bond                  income.                   medium-quality credit ratings and
                                                 intermediate to long terms to
                                                 maturity.

Equity Income          Current income. (Capital  Equity securities of large U.S.        Putnam
                       growth is of secondary    companies with a focus on income-      Investment
                       importance.)              producing securities believed to be    Management, LLC
                                                 undervalued by the market.

Research               Long-term growth of       Equity securities of large U.S.        Putnam
                       capital.                  companies with potential for capital   Investment
                                                 appreciation.                          Management, LLC

Equity                 Capital appreciation.     Equity securities of large U.S.        Putnam
                       (Current income is of     growth-oriented companies.             Investment
                       secondary importance.)                                           Management, LLC

Aggressive             Capital appreciation.     Equity securities of small and medium- Putnam
 Equity                                          sized companies.                       Investment
                                                                                        Management, LLC

Large-Cap              Long-term growth of       Equity securities of large companies.  Salomon Brothers
 Value                 capital. (Current income                                         Asset Management
                       is of secondary                                                  Inc
                       importance.)

The Investment Adviser

We are the investment adviser of the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 31 of the Portfolios.


Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts were established January 2, 1996 and have no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes; data that do not reflect these charges may show more favorable performance.


The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

The Fixed Option offers you a guaranteed minimum interest rate on the amounts you allocate to this Option. Amounts you allocate to the Fixed Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT section in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life Insurance Company at P.O.Box 100060, Pasadena, California 91189-0060 or the address indicated in your Contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm in accordance with our administrative procedures, we consider the application to be received on the Business Day we receive the transmission. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days without seeking your permission.


You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her attained birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Making Your Investments


Making Your Initial Investment


Your initial Investment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.


You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.


Making Additional Investments


You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $100 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional Investments are limited. See APPENDIX A: STATE LAW VARIATIONS.


Forms of Investment




Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:


  .  by personal check, drawn on a U.S. bank,


  . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank,


  . by cashier's check of less than $10,000 for direct qualified transfers and rollovers,


  . by cashier's check of less than $10,000 for non-qualified transfers, both 1035s and mutual fund/bank CD transfers, that are requested by Pacific Life,


  . by third party check, when there is a clear connection of the third party to the underlying transaction, and


  .  wire transfers that originate in U.S. banks.


We will not accept Investments in the following forms:


  .  cash,


  .  credit card or check drawn against a credit card account,


  . cashier's check, money order or traveler's checks in single denominations of less than $10,000,


  . cashier's check, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,


  . third party check, if there is not a clear connection of the third party to the underlying transaction, and


  .  wires that originate from foreign bank accounts.


All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. Pacific Life reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the "Right to Cancel" period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

                    HOW YOUR INVESTMENTS ARE ALLOCATED


Choosing Your Investment Options

You may allocate your Investments among 33 of the Subaccounts and the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS--Right to Cancel. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Right to Cancel. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount.


Investing in Variable Investment Options

Each time you allocate your Investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.


  Example: You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.


Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests section in this Prospectus.


Transfers

Once your payments are allocated to the Investment Options you selected, you may transfer your Account Value, from any Investment Option to any other Investment Option. However, as of January 1, 2002, and each calendar year thereafter, transfers are limited to 25 for each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT-- Withdrawals and Transfers section in this Prospectus. Transfer requests are normally effective on the Business Day we receive them in proper form. If your Contract was issued in a state that requires refund of Investments under your Right to Cancel, or if your contract is an IRA, transfers may only be made after your Right to Cancel Transfer Date. See WITHDRAWALS--Right to Cancel
section in this Prospectus.


We have the right, at our option, to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than the minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. We reserve the right (unless otherwise required by law) to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract's performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

  . not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner, and


  . not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.


We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Automatic Transfer Options

We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these automatic transfer options are not counted towards your total transfers in a Contract Year.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option or the Fixed Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:


  . amounts annuitized after the first Contract Year, if annuitized for at least five years,


  . payments of death benefits,


  . withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or


  . subject to medical evidence satisfactory to us, after the first Contract
    Anniversary, full or partial withdrawals if the last or sole Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.


We will not impose a withdrawal charge on withdrawals of Purchase Payments held under your Contract for at least six Contract Years. In no event will the aggregate withdrawal charges imposed exceed 7.0% of your total Purchase Payments.

Free Withdrawals

We will not impose a withdrawal charge on your withdrawal to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700). After this withdrawal, your Contract Value is $17,300 ($15,300 attributable to Purchase Payments and $2,000 attributable to earnings). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

We calculate your withdrawal charge by assuming that amounts withdrawn are attributed to Purchase Payments in the order the payments were received by us, then to Earnings. The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

         "Age" of Payment                         Withdrawal
             in Years                               Charge
         ----------------                         ----------
             1...................................      7%
             2...................................      6%
             3...................................      5%
             4...................................      3%
             5...................................      1%
             6 or more...........................      0%

  Example: If in the example above, in Contract Year 3, a gross withdrawal of $2,000 instead of $1,700 was requested, it would generate a withdrawal charge of $15, calculated by subtracting the "free 10%" (10% X $17,000 = $1,700) from the withdrawal amount ($2,000) and applying to the result ($300) the applicable withdrawal charge percentage (5%). The net withdrawal proceeds to you would be $1,985. After this withdrawal, the remaining Contract Value would be $17,000, of which $15,000 would be attributable to Purchase Payments and $2,000 to Earnings.

The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. See
THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See
HOW YOUR PAYMENTS ARE ALLOCATED--Transfers and THE GENERAL ACCOUNT--Withdrawals and Transfers section in this Prospectus.

Premium Taxes

Depending on (among other factors) your state of residence, a tax may be imposed on your Investments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Investments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Investments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.


We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Investments or payments we make under the Contract. Currently, we do not impose any such charges.


Annual Fee

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may reduce or waive the withdrawal charge or Annual Fee or credit additional amounts in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts and group sales and on mass transactions over multiple Contracts. In addition, we may waive the Annual Fee and/or credit an additional amount to the Contract Value of those Contracts sold to persons who meet criteria established by us, which may include officers, and employees of Pacific Life and our affiliates, registered representatives and employees of broker-dealers with a current selling agreement with us and their affiliates, and employees of affiliated asset management firms ("Eligible Persons") and immediate family members of Eligible Persons. We will only reduce or waive such charges and fees or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. These credits will be added to an Eligible Person's Contract when we apply the Investments. Eligible Persons and their immediate families also may purchase a Contract with reduced minimum Investment requirements.


If you are an Eligible Person you will not keep any amounts credited if you return your Contract during the Right to Cancel period as described under the WITHDRAWALS--Right to Cancel section in this Prospectus.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate us for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that Annuitants will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount's assets. This charge may not be increased for the duration of your Contract.


The Risk Charge will stop at annuitization if you select a fixed annuity. The Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.


We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary from year to year. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of the Fund or any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose Sole Annuitant or Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds until becoming the sole surviving Annuitant. More information on these options is described in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. You may not choose an Annuitant who has reached his or her 86th birthday at the time your Contract is issued. This restriction applies to Joint and Contingent Annuitants as well as to a sole Annuitant. When adding or changing Contingent Annuitants, the newly named Contingent Annuitant must be less than age 86 at the time of change or addition. In addition, we reserve the right to require proof of age or survival of the Annuitant(s).


Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, as long as the net amount you annuitize is at least $10,000, subject to any state exceptions. See APPENDIX A: STATE LAW VARIATIONS. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, and any Annual Fee. This option of distribution may or may not be available, or may be available for only certain types of contracts. We will distribute your Net Contract Value, less any applicable charge for premium taxes, any applicable withdrawal charge, and any Annual Fee, to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on full or partial annuitization.


Choosing Your Annuity Date


You should choose your Annuity Start Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us in writing (or other form acceptable to us). We must receive your written notice at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. In the case of certain trusts, the Annuity Date can not be later than the Annuitant's 100th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.




You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.


For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant's Required Beginning Date ("RBD"), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.


The RBD for distributions from a Qualified Contract maintained for an IRA under
Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.


If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the "Qualified Plan Death of Annuitant Distribution Rules" below. Life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.


The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.


The IRS issued revised proposed Regulations. Effective January 1, 2002, the IRS proposes to require that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Distribution Table to calculate their Required Minimum Distributions.

The Uniform Distribution Table is based on a joint life expectancy and uses the IRA owner's actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these proposed regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.


The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse's actual age (and life expectancy) will be used in the joint life calculation.


For calendar for 2001, and thereafter, taxpayers (and the underlying Qualified
Plan) may rely on either the revised proposed Regulations (discussed above) or the earlier proposed Regulations. If any future guidance from the IRS is more restrictive than the guidance in these revised proposed Regulations, the future guidance will be issued without retroactive effect.


Under the earlier proposed Regulations, for retirement plans that qualify under
Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:


  . no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and


  . must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.


Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.


If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.



Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. If you have a Qualified Contract and fail to choose an Annuity Date, your Annuity Date will be April 1 of the calendar year following the year your Annuitant attains age 70 1/2; if your Annuitant has already attained age 70 1/2 on the Contract Date, your Annuity Date will be April 1 of the calendar year following your first Contract Anniversary.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $10,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with Ten Year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You make three basic decisions about your annuity payments. First, you must choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount, subject to state availability. Second, you must choose the form of annuity payments (see Annuity Options). Third, you must decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be part of our General Account.

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  1. Life Only. Periodic payments are made to the payee during his or her lifetime. Payments stop when the Annuitant dies.

  2. Life with Period Certain. Periodic payments are made to the payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

  3. Joint and Survivor Life. Periodic payments are made to the Primary Annuitant during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments will continue to be made during the lifetime of the payee named in the election. You may choose to have the payments based on the life expectancy of the surviving secondary Annuitant equal to 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Payments stop when both Annuitants die.


  4. Period Certain Only. Periodic payments are made to the payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.


Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable income factor in effect for your Contract on the Annuity Date which is at least the applicable variable annuity income factor in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit will be paid according to the Death Benefit Proceeds section.



The "Notice Date" is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

The proceeds of any death benefit payable will be paid upon receipt of proof of death, in proper form, and instructions regarding payment and will be the amount of the death benefit reduced by any charge for premium taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.


Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Mandatory Distribution on Death

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. or, if allowed by applicable law, a systematic distribution over a period not exceeding the beneficiary's life expectancy using a method that would be acceptable for the purposes of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.


If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate.

Spousal Continuation




Generally, a sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. However, under proposed Regulations, after the Owner's Death, it is possible that a spouse may not be treated as the Owner of a Qualified Contract which is qualified pursuant to section 403 of the Code, for purposes of applying the minimum required distribution rules of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit ("Add-In Amount"). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances considered earnings. A Joint or Contingent Owner who is the designated recipient but not the Owner's spouse may not continue the Contract.


If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan which is qualified pursuant to sections 401, 403 or 457(b) of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be:


  . the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or


  . the Contract Value less any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes if the non-individual Owner elects a cash distribution.


The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).



Death Benefit Amounts

The Death Benefit Amount as of the Notice Date and prior to the Annuity Date is equal to the greater of:


  .  your Contract Value as of that day, or


  . your aggregate Purchase Payments, reduced by any applicable charges and fees, and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.


The actual Guaranteed Minimum Death Benefit (GMDB) Amount will be calculated only when a death benefit becomes payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, and is determined as follows: We look at the Contract as of the first Contract Anniversary and as of every subsequent Contract Anniversary prior to the Annuity Date, that is, the 1st, 2nd, 3rd, etc., until the earlier of:


  .  the date the Annuitant reaches his or her 81st birthday,


  .  the date of the Annuitant's death, or


  .  the Annuity Date, (each of these Anniversaries is a "Milestone Date").


   For each Milestone Date, we calculate the Death Benefit Amount and:


      . add the aggregate amount of any Purchase Payments received by us after that Milestone Date,


      . subtract an amount for each withdrawal that is calculated by multiplying that Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal, and


      . subtract the aggregate amount of any previous charges, fees, and/or taxes effected since that Milestone Date.


The highest of these adjusted Death Benefit Amounts, as of the Notice Date, is the GMDB Amount. Calculations of any actual Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Death Benefit: Death of the Annuitant

If the Annuitant dies on or before the first Contract Anniversary, or if the Annuitant had already reached his or her 81st birthday as of the first Contract Anniversary, the death benefit will be equal to the Death Benefit Amount as of the Notice Date.

If the Annuitant dies prior to the Annuity Date but after the first Contract Anniversary, and had not yet reached his or her 81st birthday as of the first Contract Anniversary, the death benefit will be equal to the greater of:


  .  the Death Benefit Amount as of the Notice Date, or


  .  the GMDB Amount as of the Notice Date.


The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit is payable to the Beneficiary, if living; if not, to the Owner's estate.

If both Owner and Annuitant die simultaneously, the death benefit will be paid to the Beneficiary, if living; if not, to the Owner's estate.

Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of your Death Benefit Amount or the GMDB Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above.


                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options. If you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--Withdrawals and Transfers.


Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any adjustment for federal and state income tax withholding. See FEDERAL TAX STATUS. There may be additional restrictions on partial withdrawals from the Fixed Option. See THE GENERAL ACCOUNT--Withdrawals and Transfers.


You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Investments you have allocated to that Subaccount.


Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% tax penalty if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT-- Withdrawals and Transfers. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:


  .  severance from employment,


  .  death,


  .  disability as defined in Section 72(m)(7) of the Code,


  .  reaching age 59 1/2, or


  .  hardship as defined for purposes of Section 401 of the Code.


These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results. This additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.


Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your qualified tax adviser and/or your plan administrator before you withdraw a portion of your Contract Value.


Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Investments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.


Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS.

Right to Cancel

You may return your Contract for cancellation and a refund during your Right to Cancel period. Your Right to Cancel period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value based upon the next determined Accumulated Unit Value ("AUV") after we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes. Thus, a Contract Owner who returns a Contract within the Right to Cancel period bears only the investment risk attributable to Purchase Payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS--Waivers and Reduced Charges, if you return your Contract during the Right to Cancel period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, you will receive the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Right to Cancel period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.




Some states' laws and IRA Rules require us to refund your Purchase Payments instead of your Account Value. If your Contract is issued in one of these states, or is an IRA, the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your Right to Cancel period. In such cases, we will transfer your Contract Value in the Money Market Subaccount to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date (your "Right to Cancel Transfer Date"). We reserve the right to extend your Right to Cancel Transfer Date by the number of days in excess of ten days that the issue state allows you to return your Contract to us pursuant to your Right to Cancel right. You may not waive your Right to Cancel.


                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, mutual funds group employee benefits, broker-dealer operations, and investment advisory services. At the end of 2001, we had over $124.8 billion of individual life insurance in force and total admitted assets of $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.


The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.


We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company.

We are a subsidiary of Pacific LifeCorp, a holding company which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. (PSD), serves as the principal underwriter for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which properly licensed registered representatives of such broker-dealers act as agents of Pacific Life in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our financial strength ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account B

Separate Account B was established on September 25, 1996 as a separate account of Pacific Life, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account.

Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

Separate Account B is not the sole investor in Pacific Select Fund. Investment in Pacific Select Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the Prospectus and SAI for Pacific Select Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

This information in the table for the period ended December 31, 2001 is included in the financial statements of Separate Account B, which have been audited by Deloitte & Touche, LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account B, which are included in its annual report dated as of December 31, 2001.



                            2001     2000      1999      1998      1997    1996
-------------------------------------------------------------------------------
Blue Chip/1/
Subaccount Unit Value at
 beginning of period        $10.00       N/A       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $8.03       N/A       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                  24,582       N/A       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Aggressive Growth/1/
Subaccount Unit Value at
 beginning of period        $10.00       N/A       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $7.91       N/A       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                     803       N/A       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Emerging Markets/2/
Subaccount Unit Value at
 beginning of period         $5.81    $10.00       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $5.23     $5.81       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                   7,932     8,372       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Diversified Research/2/
Subaccount Unit Value at
 beginning of period        $10.91    $10.00       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31             $10.46    $10.91       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                       7       367       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Small-Cap Equity/2/
Subaccount Unit Value at
 beginning of period         $7.00    $10.00       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $6.72     $7.00       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                  11,354     7,443       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
International Large-Cap/2/
Subaccount Unit Value at
 beginning of period         $8.20    $10.00       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $6.60     $8.20       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                   1,224     2,600       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
I-Net Tollkeeper/3/
Subaccount Unit Value at
 beginning of period         $7.50    $10.00       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $4.89     $7.50       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                     992     1,108       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Financial Services/1/
Subaccount Unit Value at
 beginning of period        $10.00       N/A       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $9.14       N/A       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                   6,164       N/A       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Health Sciences/1/
Subaccount Unit Value at
 beginning of period        $10.00       N/A       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $9.10       N/A       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                   7,733       N/A       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Technology/1/
Subaccount Unit Value at
 beginning of period        $10.00       N/A       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $5.82       N/A       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                   8,272       N/A       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Telecommunications/1/
Subaccount Unit Value at
 beginning of period        $10.00       N/A       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $5.25       N/A       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at end
 of period                     326       N/A       N/A       N/A       N/A N/A
-------------------------------------------------------------------------------
Multi-Strategy/4/
Subaccount Unit Value at
 beginning of period        $15.56    $14.81    $11.97    $11.34    $10.00 N/A
Subaccount Unit Value as
 of December 31             $15.17    $15.56    $14.81    $11.97    $11.34 N/A
Number of Subaccount
 Units outstanding at end
 of period                 966,252 1,219,221 1,434,674 1,661,536 1,052,328 N/A
-------------------------------------------------------------------------------

                                2001    2000     1999      1998     1997   1996
-------------------------------------------------------------------------------
Large-Cap Core (formerly called Equity Income)/2/
Subaccount Unit Value at
 beginning of period             $9.64  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $8.66   $9.64       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period   26,313  21,023       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Strategic Value/5/
Subaccount Unit Value at
 beginning of period             $9.75  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $8.66   $9.75       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period    5,986   5,891       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Growth LT/4/
Subaccount Unit Value at
 beginning of period            $11.78  $16.39    $14.60    $12.63  $10.00 N/A
Subaccount Unit Value as of
 December 31                     $8.18  $11.78    $16.39    $14.60  $12.63 N/A
Number of Subaccount Units
 outstanding at end of period  538,772 611,317   580,127   616,679 376,936 N/A
-------------------------------------------------------------------------------
Focused 30/6/
Subaccount Unit Value at
 beginning of period             $8.23  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $7.03   $8.23       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period    5,801   3,194       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Mid-Cap Value/2/
Subaccount Unit Value at
 beginning of period            $13.18  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                    $14.73  $13.18       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period   23,554  14,559       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
International Value/4/
Subaccount Unit Value at
 beginning of period            $13.55  $15.22    $10.94     $9.94  $10.00 N/A
Subaccount Unit Value as of
 December 31                    $10.44  $13.55    $15.22    $10.94   $9.94 N/A
Number of Subaccount Units
 outstanding at end of period  302,810 380,633   448,230   449,095 401,840 N/A
-------------------------------------------------------------------------------
Capital Opportunities/1/
Subaccount Unit Value at
 beginning of period            $10.00     N/A       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $8.33     N/A       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period    3,386     N/A       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Mid-Cap Growth/1/
Subaccount Unit Value at
 beginning of period            $10.00     N/A       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $8.01     N/A       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period    4,258     N/A       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Global Growth/1/
Subaccount Unit Value at
 beginning of period            $10.00     N/A       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $8.38     N/A       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period        9     N/A       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Equity Index/2/
Subaccount Unit Value at
 beginning of period             $9.46  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $8.19   $9.46       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period   10,089  11,217       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Small-Cap Index/2/
Subaccount Unit Value at
 beginning of period             $8.92  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                     $8.95   $8.92       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period    1,826      14       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Real Estate (formerly called REIT)/2/
Subaccount Unit Value at
 beginning of period            $13.18  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                    $14.11  $13.18       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period    5,408   2,095       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Inflation Managed/2/
Subaccount Unit Value at
 beginning of period            $11.04  $10.00       N/A       N/A     N/A N/A
Subaccount Unit Value as of
 December 31                    $11.35  $11.04       N/A       N/A     N/A N/A
Number of Subaccount Units
 outstanding at end of period   13,394      14       N/A       N/A     N/A N/A
-------------------------------------------------------------------------------
Managed Bond/2/
Subaccount Unit Value at
 beginning of period            $12.00  $10.92    $11.10    $10.53  $10.00 N/A
Subaccount Unit Value as of
 December 31                    $12.70  $12.00    $10.92    $11.10  $10.53 N/A
Number of Subaccount Units
 outstanding at end of period  716,144 909,826 1,093,676 1,149,484 610,512 N/A
-------------------------------------------------------------------------------

                            2001      2000      1999      1998      1997    1996
--------------------------------------------------------------------------------
Money Market/4/
Subaccount Unit Value at
 beginning of period         $11.53    $11.02    $10.68    $10.30    $10.00 N/A
Subaccount Unit Value as
 of December 31              $11.81    $11.53    $11.02    $10.68    $10.30 N/A
Number of Subaccount
 Units outstanding at
 end of period              159,317   116,843   135,728   190,268   144,343 N/A
--------------------------------------------------------------------------------
High Yield Bond/2/
Subaccount Unit Value at
 beginning of period          $9.54    $10.00       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31               $9.53     $9.54       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at
 end of period               20,516    14,534       N/A       N/A       N/A N/A
--------------------------------------------------------------------------------
Equity/4/
Subaccount Unit Value at
 beginning of period         $13.29    $18.19    $15.28    $12.18    $10.00 N/A
Subaccount Unit Value as
 of December 31              $10.25    $13.29    $18.19    $15.28    $12.18 N/A
Number of Subaccount
 Units outstanding at
 end of period            1,335,006 1,553,195 1,779,372 1,815,018 1,127,859 N/A
--------------------------------------------------------------------------------
Aggressive Equity/4/
Subaccount Unit Value at
 beginning of period          $9.26    $11.59    $11.26    $11.63    $10.00 N/A
Subaccount Unit Value as
 of December 31               $7.56     $9.26    $11.59    $11.26    $11.63 N/A
Number of Subaccount
 Units outstanding at
 end of period              315,269   374,611   404,921   467,582   303,100 N/A
--------------------------------------------------------------------------------
Large-Cap Value/2/
Subaccount Unit Value at
 beginning of period         $11.91    $10.00       N/A       N/A       N/A N/A
Subaccount Unit Value as
 of December 31              $11.31    $11.91       N/A       N/A       N/A N/A
Number of Subaccount
 Units outstanding at
 end of period               12,742     1,509       N/A       N/A       N/A N/A
--------------------------------------------------------------------------------


The Equity Income and Research Subaccounts began operations on January 2, 2002 and are not included in the Financial Highlights.


/1/This Subaccount began operations on January 2, 2001.


/2/This Subaccount began operations on February 14, 2000.


/3/This Subaccount began operations on May 12, 2000.


/4/This Subaccount began operations on March 1, 1997.


/5/This Subaccount began operations on October 19, 2000.


/6/This Subaccount began operations on October 26, 2000.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or agent for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we attempted to design the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's Prospectus. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes to the Contract or to our administrative procedures as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Internal Revenue Code
(Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.


Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income, to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.


The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a distribution. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

  .   made on or after the date you reach age 59 1/2,


  .   made by a Beneficiary after your death,


  .   attributable to your becoming disabled, or


  .   in the form of level annuity payments under a lifetime annuity.


Taxes Payable on Annuity Payments



A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, "Investments" means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.


Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Investments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. IRC Section 72(b)(3)(A) or (B) or (C).


Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.


Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.


Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses, incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner's spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of qualified loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.



Individual Retirement Annuities ("IRAs")


In addition to "traditional" IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code
Section 408(p). Also, Qualified Plans under Section 401, 403(b) or 457(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional Plans. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:


Traditional IRAs


Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:


  . distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary,


  .  certain higher education expenses,


  . used to pay for certain health insurance premiums or medical expenses, and


  .  costs related to the purchase of your first home.


Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans under section 457(b), 401(k) plans, and pension and profit-sharing plans.




SIMPLE IRAs


The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans") is a relatively new type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract, contracts pursuant to section 457(b) of the Code, or other Qualified Plan after a required two year waiting period.


Roth IRAs


Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.






Tax Sheltered Annuities ("TSAs")


Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship.
Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.




Section 457(b) Non-Qualified Deferred Compensation Plans


Government Entity


Employees of a governmental entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Contract of an eligible plan are subject to limitations. Subject to a qualifying triggering event, section 457(b) governmental plans may be transferred or rolled into another Qualified Plan.

The Qualified Plan must allow the transfer or rollover. If a rollover to an IRA is completed the assets become subject to the 10% penalty in distributions prior to age 59 . Assets from other plans may be rolled into a governmental 457(b) plan if the plan allows and the investment provider is able to segregate the assets for tax reporting purposes. Consult both the distributing plan and the receiving plan prior to making this election.


Not-For-Profit


Employees of a not-for-profit entity may defer compensation through an eligible plan under Code section 457(b). Contributions to a Qualified Contract maintained under section 457(b) of the Code by an employee of a not-for-profit entity are subject to limitations, and may not be rolled over to another Qualified Plan at any time.


401(k) Plans; Pension and Profit-Sharing Plans


Qualified plans may be established by eligible employers for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to certain limitations. Rollover to other eligible plans may be available. Please consult your Qualified Plans Summary Plan description for more information.


Catch-Up Provision


Generally, Qualified Plan and IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.


Loans


Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract which is:


  .  not subject to Title I of ERISA,


  .  issued under 403(b) of the Code, and


  . permits loans under its terms (a "Loan Eligible Plan") you may request a loan from us, using your Contract Value as your only security.


You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%. This loan rate may vary by state.


Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan and those earnings will be transferred once a year to your Fixed and Variable Investment Options in accordance with your current allocation instructions.


Tax and Legal Matters


The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.


Generally interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.


We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after your Contract Date and before your Annuity Date. However, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of up to $500, unless state law requires otherwise. As of the date of this Prospectus, we currently waive this fee.


In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called our "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options, based on your Account Value in each Investment Option.


As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.


Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  .  50% of your Contract Value, or


  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.






Repayment Terms


Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.


  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.


Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.


You may prepay your entire loan at any time. If you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.


If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.




If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions, you must meet one of five triggering events. The triggering events are:


  .  attainment of age 59 1/2,


  .  severance from employment,


  .  death,


  .  disability, and


  . financial hardship (with respect to contributions only, not income or earnings on those contributions).


If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.


If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.


The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.



Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions, unless requested otherwise. The rate of federal withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:


  . the distributee directs the transfer of such amounts in cash to another Qualified Plan or a traditional IRA, or


  .  the payment is a minimum distribution required under the Code.


The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that separate account in the same proportion as the total votes for all of our Separate Accounts for which we've received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account B. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account B in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:


  . your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by


  .  the net asset value per share of that Portfolio.


Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner. If yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences. You should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.


Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT
BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary of an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. For example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary in writing before a notary or plan official. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.


Changes to ALL Contracts

If, in the judgment of our management, continued investment by Separate Account B in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account B, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount;

  . combine Subaccounts;

  . delete or substitute Subaccounts;

  . combine Separate Account B or part of it with another of our separate accounts or with any of our affiliates' separate accounts;

  . transfer Separate Account B assets attributable to the Contracts to another of our separate accounts;

  . deregister the Separate Account under the 1940 Act;

  . operate Separate Account B as a management investment company under the 1940 Act or another form permitted by law;

  . establish a committee, board or other group to manage aspects of the Separate Account's operations;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities; and

  . suspend or discontinue sale of the Contracts.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specification pages, if different:


  Pacific Life Insurance Company



  1111 South Arroyo Parkway, Suite 205
  Pasadena, California 91105


The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative's broker-dealer firm in accordance with our administrative procedures, we consider the application to be received on the Business Day we receive the transmission. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.


We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.


Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable and in proper form, not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.


Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic transaction requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For withdrawals from the Fixed Option; death benefit payments attributable to Fixed Option Value; or fixed periodic annuity payments, payment of proceeds may be delayed for up to six (6) months after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT for more details.


Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under the Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual and a semiannual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, we want you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Sales Commissions

We pay sales commissions directly to broker-dealers and other expenses associated with promotion and sales of the Contracts. Broker-dealers may receive aggregate commissions of up to 6.5% of your aggregate Investments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Investments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 0.25%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life may qualify for sales incentive programs sponsored by Pacific Life. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.


Financial Statements

The statement of assets and liabilities of Separate Account B as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account B dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are contained in the Statement of Additional Information.



                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guarantee Terms will be offered at our discretion.


Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Each allocation (or roll-over) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or roll-over is effective and ends at the end of each Contract Year or, if earlier, on your Annuity Date. At the end of each Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) with a new Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, or transfer amounts from your Fixed Option to one or more of the other Investment Options. No partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid. You may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except that this limitation does not apply under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-half (50%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years, you may transfer or withdraw 50% of your Fixed Option Value in the first year and your remaining Fixed Option Value in the second consecutive year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We currently waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also currently waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. Our current procedure is to process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. as of January 1, 2002, transfers are limited to 25 for each calendar year. We reserve the right to discontinue this waiver program at any time.

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annual Fee - A $30 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant - A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant,"the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.


Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option can be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, if named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner - A person, if named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.

Contract Date - The date we issue your Contract. Contract Years, Contract Semi-Annual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.

Contract Owner (also called a "Policyholder" or "Contractholder") - Generally, a person who purchases a Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants with Right of Survivorship and not as Tenants in Common.


Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and the Loan Account Value.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments which are reduced by withdrawals of prior Purchase Payments.

Fixed Option - If you allocate all or a part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund - Pacific Select Fund.

General Account - Our General Account consists of all our assets other than those assets allocated to Separate Account B or to any of our other separate accounts.

Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or roll over) for the Guarantee Term on amounts allocated to the Fixed Option. All Guaranteed Interest Rates are expressed as annual rates, and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Guarantee Term - The period during which the amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is currently up to one year.

Investment Option - A Portfolio or the Fixed Option offered under the Contract.

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account Value - The amount transferred from your Investment Options to the General Account to secure a Contract Loan, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned.

Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Portfolio - A separate portfolio of the Fund in which a Subaccount invests its assets.

Purchase Payment - An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

TERMS USED IN THIS PROSPECTUS



Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A, or 457 of the Code.

SEC - Securities and Exchange Commission.

Separate Account B (the "Separate Account") - A separate account of Pacific Life registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

Subaccount (also called a "Variable Account") - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.


Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option - A Subaccount (also called a Variable Account).

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   4
  Tax Deferred Accumulation................................................   5

DISTRIBUTION OF THE CONTRACTS..............................................   6
  Pacific Select Distributors, Inc.........................................   6

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   7
  Calculating Subaccount Unit Values.......................................   7
  Variable Annuity Payment Amounts.........................................   7
  Corresponding Dates......................................................   9
  Age and Sex of Annuitant.................................................  10
  Systematic Transfer Programs.............................................  10
  Pre-Authorized Withdrawals...............................................  12
  Death Benefit............................................................  12
  Joint Annuitants on Qualified Contracts..................................  13
  1035 Exchanges...........................................................  13
  Safekeeping of Assets....................................................  13
  Dividends................................................................  13
  Waivers and Reduced Charges..............................................  13

FINANCIAL STATEMENTS.......................................................  14

INDEPENDENT AUDITORS.......................................................  14

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Right to Cancel

Variations to the length of the Right to Cancel period. In most states, the Right to Cancel period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states on your Contract Date, the Right to Cancel period is as specified below:

          Idaho (20 days)
          Oregon (15 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Right to Cancel period is 30 days.

There may be extended Right to Cancel periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Right to Cancel period.

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

To receive a current copy of the Pacific Select Variable Annuity II SAI without charge call (800) 722-2333, or complete the following and send it to:

Pacific Life Insurance Company


Post Office Box 7187
Pasadena, California 91109-7187

Name _________________________
Address ______________________
City _________________________ State _______________  Zip _______

-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --

PACIFIC SELECT VARIABLE ANNUITY II
                       WHERE TO GO FOR MORE INFORMATION

The Pacific Select
Variable Annuity       You'll find more information about the Pacific Select
II Contract is         Variable Annuity II contract and Separate Account B in
offered by Pacific     the Statement of Additional Information (SAI) dated May
Life Insurance         1, 2002.
Company, 700
Newport Center         The SAI has been filed with the SEC and is considered
Drive, P.O.            to be part of this Prospectus because it's incorporated
Box 9000,              by reference. You'll find the table of contents for the
Newport Beach,         SAI on page 49 of this Prospectus.

California 92660.
                       You can get a copy of the SAI by calling or writing to
If you have any        us, or by contacting the SEC. The SEC may charge you a
questions about        fee for this information.
the Contract,
please ask your
registered
representative or
contact us.

                      ---------------------------------------------------------
How to contact us
                       Call or write to us at:
                       Pacific Life Insurance Company


                       P.O. Box 7187
                       Pasadena, California 91109-7187

                       1-800-722-2333
                       6 a.m. through 5 p.m. Pacific time

                       Send Purchase Payments, other payments and application forms to the following address:


                       By mail

                       Pacific Life Insurance Company

                       P.O. Box 100060
                       Pasadena, California 91189-0060

                       By overnight delivery service
                       Pacific Life Insurance Company

                       1111 South Arroyo Parkway, Suite 205

                       Pasadena, California 91105

                      ---------------------------------------------------------
How to contact the
SEC                    Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 2002


                      PACIFIC SELECT VARIABLE ANNUITY II

                              SEPARATE ACCOUNT B

                               ----------------

Pacific Select Variable Annuity II (the "Contract") is a variable annuity contract issued by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2002, which is available without charge upon written or telephone request to Pacific Life. Terms used in this Statement of Additional Information have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.


                               ----------------

                        Pacific Life Insurance Company


                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS


                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     3
  Separate Account Performance.........................................     4
  Tax Deferred Accumulation............................................     5

DISTRIBUTION OF THE CONTRACTS..........................................     6
  Pacific Select Distributors, Inc. (PSD)..............................     6

THE CONTRACTS AND THE SEPARATE ACCOUNT.................................     7
  Calculating Subaccount Unit Values...................................     7
  Variable Annuity Payment Amounts.....................................     7
  Corresponding Dates..................................................     9
  Age and Sex of Annuitant.............................................    10
  Systematic Transfer Programs.........................................    10
  Pre-Authorized Withdrawals...........................................    12
  Death Benefit........................................................    12
  Joint Annuitants on Qualified Contracts..............................    13
  1035 Exchanges.......................................................    13
  Safekeeping of Assets................................................    13
  Dividends............................................................    13
  Waivers and Reduced Charges .........................................    13

FINANCIAL STATEMENTS...................................................    14

INDEPENDENT AUDITORS...................................................    14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("full withdrawal value") of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $35,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of years in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                     T = (ERV/P) (to the power of 365/N)-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis). Average annual return information may be accompanied by total return information that does not take the withdrawal charge or other fees into account.

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1)( 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $35,000. Yield information may be accompanied by yield quotations that do not take certain charges into account.

At December 31, 2001, the Money Market Subaccount current yield was 0.36% and the effective yield was 0.36%.


Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1) (to the power of 6) - 1]
                 ---
                  cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $35,000), but does not reflect any withdrawal charge or any charge for applicable premium taxes. Yield information may be accompanied by yield quotations that do not take certain charges into account.

General

The Subaccounts' total return and yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Total return and yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the total return or yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Funds underlying the Subaccounts. This performance may be presented as averages or rankings compiled by, among others, Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and/or mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The following table presents the annualized total return for each Subaccount for the period from each such Subaccount's commencement of operations through December 31, 2001. The table is based on a Contract for which the average initial premium is approximately $35,000. The Accumulated Value (AV) reflects the deductions for all contractual expenses except the withdrawal charge. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses.


 The results shown in this section are not an estimate or guarantee of future investment performance.

     Annualized Rates of Return for Periods Ending December 31, 2001

                   All numbers are expressed as a percentage


                                                                    Since
                                    1 Year         3 Years        Inception
                                --------------  --------------  --------------
Variable Accounts                 AV     FWV      AV     FWV      AV     FWV
-----------------               ------- ------  ------  ------  ------  ------
Blue Chip 1/2/01*.............  (19.80) (26.10)                 (19.80) (22.55)
Aggressive Growth 1/2/01*.....  (20.99) (27.29)                 (20.99) (26.10)
Emerging Markets 2/14/00*.....  (10.04) (16.34)                 (47.73) (53.21)
Diversified Research
 2/14/00*.....................   (4.19) (10.49)                   4.61   (1.78)
Small-Cap Equity 2/14/00*.....   (4.00) (10.30)                 (32.85) (38.33)
International Large-Cap
 2/14/00*.....................  (19.52) (25.82)                 (34.04) (39.53)
I-Net Tollkeeper 5/12/00*.....  (14.62) (20.92)                 (51.16) (56.65)
Financial Services 1/2/01*....   (8.67) (14.97)                  (8.67) (27.29)
Health Sciences 1/2/01*.......   (9.07) (15.37)                  (9.07) (14.97)
Technology 1/2/01*............  (41.85) (48.15)                 (41.85) (15.37)
Telecommunications 1/2/01*....  (47.55) (53.85)                 (47.55) (48.15)
Multi-Strategy 3/1/97*........   (1.78)  (8.08)   8.44    7.15   11.41   11.24
Large-Cap Core 2/14/00*
 (formerly called Equity
 Income)......................     2.00  (4.30)                 (13.46) (18.94)
Strategic Value 10/19/00*.....  (15.88) (22.18)                 (18.02) (23.50)
Growth LT 3/1/97*.............  (14.97) (21.27) (11.85) (13.83)  (5.13)  (5.43)
Focused 30 10/26/00*..........  (22.53) (28.83)                 (29.78) (35.27)
Mid-Cap Value 2/14/00*........    11.63   5.33                   47.17   41.77
International Value 3/1/97*...   (8.07) (14.37)   4.39    2.99    5.82    5.61
Capital Opportunities
 1/2/01*......................  (16.81) (23.11)                 (16.81) (53.85)
Mid-Cap Growth 1/2/01*........  (20.03) (26.33)                 (20.03) (23.11)
Global Growth 1/2/01*.........  (16.25) (22.55)                 (16.25) (26.33)
Equity Index 2/14/00*.........  (13.47) (19.77)                 (18.13) (23.62)
Small-Cap Index 2/14/00*......     0.23  (6.07)                 (10.59) (16.07)
Real Estate 2/14/00* (formerly
 called REIT).................     6.94   0.64                   41.00   35.52
Inflation Managed 2/14/00*....     0.82  (5.48)                  13.40    7.92
Managed Bond 3/1/97*..........     2.63  (3.67)   3.46    2.04    6.31    6.09
Money Market 3/1/97*..........     0.58  (5.72)   2.74    1.30    4.33    4.10
High Yield Bond 2/14/00*......     7.11   0.81                   (4.74) (10.22)
Equity 3/1/97*................  (22.94) (29.24) (12.55) (14.56)   0.61    0.36
Aggressive Equity 3/1/97*.....  (18.48) (24.78) (12.54) (14.54)  (7.10)  (7.13)
Large-Cap Value 2/14/00*......  (16.25) (22.55)                  13.04    7.55

--------
*  Date Variable Account commenced operations.



Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC. became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed.

The Equity Income and Research Subaccounts started operations after December 31, 2001 and there is no historical value available for these Subaccounts.


Major Indices                                  1 Year  3 Years 5 Years 10 Years
-------------                                  ------  ------- ------- --------
Credit Suisse First Boston High Yield........    5.80    1.18    3.25    7.85
Lehman Brothers Aggregate Bond...............    8.42    6.27    7.43    7.23
Lehman Brothers Government Bond..............    7.24    5.88    7.40    7.14
Lehman Brothers Inflation Linked Treasury....    7.90    7.72     N/A     N/A
Lehman Brothers Government/Credit............    8.51    5.89    7.36    7.27
Merrill Lynch 3-Month U. S. T-Bill...........    4.42    5.14    5.20    4.86
Morgan Stanley Capital International All
 Country World Free..........................  (16.82)  (3.37)   5.37    8.05
Morgan Stanley Capital International Emerging
 Markets Free................................   (2.37)   4.08   (5.74)   3.05
Morgan Stanley Capital International Europe,
 Australasia & Far East......................  (21.21)  (4.79)   1.17    4.76
North American Real Estate Investment Trust
 Equity......................................   13.93   11.15    6.38   11.63
Russell 1000 Growth..........................  (20.42)  (6.32)   8.27   10.80
Russell 2000.................................    2.49    6.42    7.52   11.51
Russell 2500.................................    1.22    9.43   10.34   13.13
Russell 2500 Growth..........................  (10.83)   5.17    6.60    9.49
Russell Midcap...............................   (5.62)   6.50   11.40   13.58
Russell Midcap Growth........................  (20.15)   2.16    9.02   11.10
Standard & Poor's 500 Composite Stock Price..  (11.88)  (1.03)  10.70   12.93

-------

The performance of the Variable Accounts for the period shown above is based on the performance of underlying Portfolios that differed from the Portfolios of the Pacific Select Fund. On February 3, 2000, Pacific Life Insurance Company ("Pacific Life") obtained approval from the Securities and Exchange Commission (the "SEC") to substitute Portfolios of the Pacific Select Fund (the "Fund") for Portfolios of the Pacific Innovations Trust (the "Trust"). At the close of business on February 11, 2000, shares of seven Portfolios of the Trust were substituted with shares of designated Portfolios of the Fund that had similar investment policies. Prior to February 12, 2000, the assets of the Money Market, Managed Bond, Multi-Strategy, Equity, Growth LT, Aggressive Equity, and International Value Portfolios were invested in shares of the Money Market, Managed Bond, Capital Income, Blue Chip, Mid-Cap Equity, Aggressive Growth, and International Portfolios of the Pacific Innovations Trust (the "Trust"), respectively. Fifteen additional Portfolios also became available in the Separate Account in 2000; the Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Large-Cap Core, Mid-Cap Value, Equity Index, Small-Cap Index, Real Estate (formerly called REIT), Inflation Managed, High Yield Bond, and Large-Cap Value Portfolios began operations on February 14, 2000; the I-Net Tollkeeper Portfolio began operations on May 12, 2000; and the Strategic Value and Focused 30 Portfolios began operations on October 19, 2000. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Aggressive Equity and Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.15% of average daily Account Value), and the Annual Fee (equal to $30 per year if Net Contract Value is $50,000 or less), any charge for premium taxes or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 6% of the amount withdrawn attributable to Purchase Payments that are two years old, 5% of the amount withdrawn attributable to Purchase Payments that are three years old, 3% of the amount withdrawn attributable to Purchase Payments that are four years old, 1% of the amount withdrawn attributable to Purchase Payments that are five years old, and 0% of the amount withdrawn attributable to Purchase Payments that are six years old or older. The age of Purchase Payments is determined as described in the Prospectus.

There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. For a description of the charges and expenses under the Contract, see FEE TABLE and CHARGES, FEES AND DEDUCTIONS in the Prospectus. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

  $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%


                                0% GROWTH              TAX
                                 TAXABLE             DEFERRED
                                INVESTMENT          INVESTMENT
                YEARS           BEFORE TAX          BEFORE TAX
                -----           ----------          ----------
                 10             $10,000.00          $10,000.00
                 20             $10,000.00          $10,000.00
                 30             $10,000.00          $10,000.00

                                4% GROWTH              TAX
                                 TAXABLE             DEFERRED
                                INVESTMENT          INVESTMENT
                YEARS           BEFORE TAX          BEFORE TAX
                -----           ----------          ----------
                 10             $12,875.97          $13,073.56
                 20             $16,579.07          $17,623.19
                 30             $21,347.17          $24,357.74

                                8% GROWTH              TAX
                                 TAXABLE             DEFERRED
                                INVESTMENT          INVESTMENT
                YEARS           BEFORE TAX          BEFORE TAX
                -----           ----------          ----------
                 10             $16,476.07          $17,417.12
                 20             $27,146.07          $33,430.13
                 30             $44,726.05          $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 2001, 2000, and 1999, respectively, with regard to this Contract were $132,139, $230,664, and $212,579 of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                     Y X Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding
            Business Day; and

      (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C

where (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
      (b) = the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and
      (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes or other amounts set aside during that valuation period as a reserve for any income which we determine to have resulted from the operations of the Subaccount of Contract, and/or any taxes attributable directly or indirectly, to Investments;
      (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
      (C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the investment performance of a Subaccount is at a rate of 6.40% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year (6.40% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 5.00%), but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%
  ----
  1.05

If the investment performance of a Subaccount's assets is at a rate less than 6.40% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the investment performance of a Subaccount is at a rate of 4.00% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year (4.00% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 2.60%), but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

  1.026 = .9771; .9771-1 = -0.0229; - 0.0229 X 100% = -2.29%
  -----
  1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made; will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made; and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, the amount payable will be corrected to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If the correction is effected after annuity payments have commenced, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct sex and/or date of birth.

Additionally, we may require proof of the Annuitant's or Owner's age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant's or Owner's correct age or sex.

Systematic Transfer Programs

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option or the Fixed Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are not subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. You may not use dollar cost averaging and the earnings sweep at the same time. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Managed Bond Subaccount, 40% in the Equity Index Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will use the request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer only your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps. You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

The standard death benefit payable will be calculated as of the date we receive, in proper form, proof of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment. Any Guaranteed Minimum Death Benefit payable will be calculated as of the date we are first notified of the death. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments normally will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse. If both the Contract Owner(s) and the Annuitant(s) are non-natural persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable charges for Annual Fees, transaction fees, withdrawal fees, premium taxes and/or other taxes, and withdrawal charges.

Death of an Annuitant

If a Joint Annuitant who is not a Contract Owner dies prior to the Annuity Date, the surviving Joint Annuitant becomes your Annuitant. If your Annuitant is not a Contract Owner and dies, or if there is no surviving Joint Annuitant, your surviving Contingent Annuitant becomes your Annuitant. If there is no surviving Contingent Annuitant, the death benefit becomes payable.

Any death benefit payable on the death of your Annuitant is payable to the surviving Beneficiary. If no Beneficiary survives, any death benefit will be payable to the surviving Owner, if there is one; if not, any death benefit will be payable to the Owner's estate.

Death of a Contract Owner

If any Contract Owner dies prior to the Annuity Date while the Annuitant is still living, a death benefit may be payable. If that Contract Owner was the sole Annuitant or a Joint Annuitant under the Contract, any death benefit will be payable to the surviving Beneficiary, or to your estate if no Beneficiary survives. If that Contract Owner was not an Annuitant under the Contract, any death benefit will be payable to the surviving Joint Owner of the Contract, if there is one; if not, the death benefit will be payable to the surviving Contingent Owner, if there is one; if not, any death benefit will be payable to the surviving designated Beneficiary, or to the Owner's estate if no designated Beneficiary survives. If the Joint or Contingent Owner is the deceased Contract Owner's surviving spouse, he or she may elect to become the Contract Owner and continue the Contract rather than receive the death benefit proceeds.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

Waivers and Reduced Charges

We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with such crediting being made in accordance with our administrative procedures.

                             FINANCIAL STATEMENTS

The statement of assets and liabilities of Separate Account B as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account B dated December 31, 2001. Pacific Life's consolidated financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.


                             INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27   $     11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808   $    635   $    396    $17,047
                                  ========================================
    Total equity securities       $   255   $     20   $      9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32   $      2               $    34
    Obligations of states and
     political subdivisions           641         55   $      1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037   $    445   $    346    $15,136
                                  ========================================
    Total equity securities       $   173   $     18   $     12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                                  Years Ended December 31,
                                                    2001    2000    1999
                                                  ------------------------
                                                       (In Millions)
        Fixed maturity securities                   $1,118  $1,109  $1,030
        Equity securities                                5      13      15
        Mortgage loans                                 206     230     208
        Real estate                                     64      61      46
        Policy loans                                   202     182     159
        Other                                          172     218     166
                                                  ------------------------
        Gross investment income                      1,767   1,813   1,624
        Investment expense                             139     130     114
                                                  ------------------------
        Net investment income                       $1,628  $1,683  $1,510
                                                  ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                            Years Ended
                                                            December 31,
                                                          2001    2000  1999
                                                          ------------------
                                                           (In Millions)
        Fixed maturity securities                         $(45) $    2  $16
        Equity securities                                   31     (13)  58
        Mortgage loans                                               6    7
        Real estate                                          9      (3)  18
        Interest in PIMCO Advisors (Note 1)                      1,082
        Other investments                                   (9)    (77)
                                                          -----------------
        Total                                             $(14) $  997  $99
                                                          =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                          December 31,
                                                        2001  2000     1999
                                                        -------------------
                                                          (In Millions)
        Available for sale securities:
          Fixed maturity                                $140  $477  $  (925)
          Equity                                           5   (20)    (157)
                                                        -------------------
        Total                                           $145  $457  $(1,082)
                                                        ===================
        Trading securities                              $(17) $  6  $     0
                                                        ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                          2001      2000
                                  --------------------------
                                        (In Millions)
          Balance at January 1            $130          $116
          Incurred related to:
            Current year                   569           395
            Prior years                    (12)          (19)
                                  --------------------------
          Total incurred                   557           376
                                  --------------------------
          Paid related to:
            Current year                   448           297
            Prior years                     80            65
                                  --------------------------
          Total paid                       528           362
                                  --------------------------
          Balance at December 31          $159          $130
                                  ==========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                  Years Ended December 31,
                                                     2001      2000     1999
                                                 ---------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                 ---------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                 ---------------------------
    Total                                            $51       $458     $144
                                                 ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                             2001    2000
                                                            --------------
                                                            (In Millions)
        Deferred tax assets
          Policyholder reserves                             $  177   $ 184
          Investment valuation                                  99      92
          Deferred compensation                                 40      35
          Low income housing credit carryover                   31
          Duration hedging                                      18      18
          Partnership income                                    10
          Dividends                                              7       7
          Postretirement benefits                                6       8
          Other                                                  5      22
                                                            --------------
        Total deferred tax assets                              393     366
                                                            --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors
           units (Note 1)                                     (429)   (429)
          Deferred policy acquisition costs                   (200)   (101)
          Partnership income                                           (16)
          Depreciation                                          (2)     (2)
                                                            --------------
        Total deferred tax liabilities                        (631)   (548)
                                                            --------------
        Net deferred tax liability from operations            (238)   (182)
        Deferred taxes on World-Wide (Note 4)                          (11)
        Deferred taxes on OCI                                 (159)    (23)
                                                            --------------
        Net deferred tax liability                          $ (397)  $(216)
                                                            ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                      Years Ended December 31,
                                                        2001      2000     1999
                                                      ----------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                      ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                      ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain
   (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                 Years Ended December 31,
                                                  2001      2000      1999
                                                ----------------------------
                                                      (In Millions)
        Service cost - benefits earned during
         the year                                   $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                   12        12        11
        Expected return on plan assets               (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                           (1)       (4)       (2)
                                                ----------------------------
        Net periodic pension expense (benefit)      $  7      $ (3)     $ (2)
                                                ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001,
   2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES

   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ---------------------------------------------------------------------------

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Part A:

                    Part B:

                    (1)  Registrant's Financial Statements

                    Audited Financial Statements dated as of December 31, 2001 which are incorporated by reference from the 2001 Annual Report include the following for Pacific Select Variable Annuity Separate Account:


                         Statements of Assets and Liabilities
                         Statements of Operations
                         Statements of Changes in Net Assets
                         Notes to Financial Statements

                    (2)  Depositor's Financial Statements

                    Audited Consolidated Financial Statements dated as of December 31, 2001 and 2000 and for the three year period ended December 31, 2001, included in Part B include the following for Pacific Life:


                         Independent Auditor's Report
                         Consolidated Statements of Financial Condition Consolidated Statements of Operations
                         Consolidated Statements of Stockholder's Equity Consolidated Statements of Cash Flows
                         Notes to Consolidated Financial Statements

               (b)  Exhibits

                    1.  (a)  Resolution of the Board of Directors of the
                             Depositor authorizing establishment of Separate Accounts and Memorandum establishing Separate Account B./1/

                        (b) Resolution of the Board of Directors of Pacific
                            Life Insurance Company authorizing conformity to the terms of the current Bylaws/3/

                    2.      Not applicable

                    3.  (a) Distribution and Wholesaling Agreement between
                            Pacific Mutual Life and Pacific Select Distributors Inc. (PSD)/1/

                        (b) Form of Selling Agreement between Pacific Mutual
                            Life, PSD and Various Broker-Dealers/2/

                    4.  (a) Form of Individual Flexible Premium Variable
                            Accumulation Deferred Annuity Contract/2/

                        (b) Qualified Plan Loan Endorsement/1/

                        (c) Qualified Pension Plan Rider/1/

                        (d) 403(b) Tax Sheltered Annuity Rider


                        (e) Required Distributions for Compliance with Section
                            72(S) Rider/1/

                        (e) Section 457 Plan Rider/1/

                        (f) Individual Retirement Annuity Rider (Form No.
                            20-15400)

                        (g) Roth Individual Retirement Annuity Rider
                            Form No. 20-14000

                        (h) SIMPLE Individual Retirement Annuity Rider
                            (Form No. 20-15300)

                        (i) Qualified Retirement Plan Rider


                    5.  (a) Application Form for Individual Flexible Premium
                            Variable Accumulation Annuity Contract/3/

                         (b)  Application/Confirmation form/4/

                   6.    (a)  Articles of Incorporation of Pacific Life/3/

                         (b)  By-laws of Pacific Life/3/

                   7.    Not applicable

                   8.    (a)  Fund Participation Agreement/5/

                         (b) Addendum to the Fund Participation Agreement (to add the Strategic Value and Focused 30 Portfolios) /5/

                         (c) Addendum to the Fund Participation Agreement (to add nine new Portfolios)/5/

                         (d) Addendum to the Fund Participation Agreement (to add the Equity Income and Research Portfolios)

                   9. Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered/1/

                  10.    (a)  Independent Auditors' Consent


                         (b)  Consent of Dechert Price & Rhoads/1/

                  11.    Not applicable

                  12.    Not applicable

                  13.    Performance Calculations


                  14.    Not applicable

                  15.    Powers of Attorney


                  16.    Not applicable


/1/ Included in Registrant's Form N-4EL, File No. 333-14131, Accession No.
    0000950150-96-001122 filed on October 15, 1996 and incorporated by reference herein.

/2/ Included in Registrant's Form N-4/B, File No. 333-14131, Accession No.
    000950150-97-000477 filed on April 1, 1997 and incorporated by reference herein.

/3/ Included in Registrant's Form N-4/B, File No. 333-14131, Accession No.
    000950150-98-000694 filed on April 30, 1998 and incorporated by reference herein.

/4/ Included in Registrant's Form N-4/B, File No. 333-14131, Accession No.
    000950150-00-019866 filed on April 27, 2000 and incorporated by reference herein.

/5/ Included in Registrant's Form N-4/B, File No. 333-14131, Accession No.
    0000912057-01-511676 filed on April 30, 2001 and incorporated by reference herein.

/6/ Included in Registrant's Form N-4/A, File No. 333-14131, Accession No.
    0000898430-01-503118 filed on October 25, 2001 and incorporated by reference herein.

Item 25.  Directors and Officers of Pacific Life
          --------------------------------------

                            Positions and Offices
Name and Address            with Pacific Life
----------------            ---------------------

Thomas C. Sutton            Director, Chairman of the Board, and
                            Chief Executive Officer

Glenn S. Schafer            Director and President

Khanh T. Tran               Director, Executive Vice President and Chief
                            Financial Officer

David R. Carmichael         Director, Senior Vice President and General
                            Counsel

Audrey L. Milfs             Director, Vice President and Corporate
                            Secretary

Edward R. Byrd              Vice President and Controller

Brian D. Klemens            Vice President and Treasurer

Gerald W. Robinson          Executive Vice President

___________________________________

The address for each of the persons listed above is as follows:

          700 Newport Center Drive
          Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account B

          The following is an explanation of the organization chart of Pacific Life's subsidiaries:


                  PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                   LEGAL STRUCTURE

          Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company), Pacific Select Distributors, Inc., and World-Wide Holdings Limited (a United Kingdom Corporation). Pacific Life also has a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company) who is the sole general partner of the PMI Mezzanine Fund, L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Asset Management LLC owns PMRealty Advisors Inc. and Pacific Financial Products Inc. (a Delaware Corporation) and has a non-managing membership interest in Allianz-PacLife Partners LLC ( a Delaware Limited Liability Company), Pacific Financial Products, Inc. and Allianz-PacLife Partners LLC own the Class E units of PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc. include: Associated Financial Group, Inc. along with its subsidiary Associated Securities Corporation; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings Limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.


Item 27.  Number of Contractholders
          -------------------------

          Approximately 348           Qualified
                        761           Non Qualified

Item 28. Indemnification
         ---------------

     (a) The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

         Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

         PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

     (b) The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

         Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. Of this Agreement.

         Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29. Principal Underwriters
         ----------------------

     (a) PSD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Separate Account A, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Pacific Life and Annuity Select Exec Separate Account, Pacific Life and Annuity Separate Account A, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, and Pacific Select Fund.

     (b) For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

         (c) PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30. Location of Accounts and Records
         --------------------------------

             The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services
          -------------------

          Not applicable

Item 32.  Undertakings
          ------------

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations
--------------------------

          (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of
              Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

          (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program and the provisions of paragraphs (a)-(d) of the Rule have been complied with.

          (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 30th day of April, 2002.


                PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT
                                  (Registrant)

                BY:  PACIFIC LIFE INSURANCE COMPANY

                BY:  __________________________________
                     Thomas C. Sutton*
                     Chairman and Chief Executive Officer

                BY:  PACIFIC LIFE INSURANCE COMPANY
                             (Depositor)

                BY:  __________________________________
                     Thomas C. Sutton*
                     Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                           Title                         Date

____________________    Director, Chairman of the Board     April 30, 2002
Thomas C. Sutton*       and Chief Executive Officer

____________________    Director and President              April 30, 2002
Glenn S. Schafer*

____________________    Director, Executive Vice            April 30, 2002
Khanh T. Tran*          President and Chief Financial
                        Officer

____________________    Director, Senior Vice               April 30, 2002
David R. Carmichael*    President and General Counsel

____________________    Director, Vice President and        April 30, 2002
Audrey L. Milfs*        Corporate Secretary

____________________    Vice President and Controller       April 30, 2002
Edward R. Byrd*

____________________    Vice President and Treasurer        April 30, 2002
Brian D. Klemens*

____________________    Executive Vice President            April 30, 2002
Gerald W. Robinson*


*BY:  /s/ DAVID R. CARMICHAEL                               April 30, 2002
      ________________________
      David R. Carmichael
      as attorney-in-fact

(Powers of Attorney are contained in this Post-Effective Amendment No. 9 of the Registration Statement filed on Form N-4/B, File No. 333-14131, as Exhibit 15.)